Related Party Transactions - Summary of Company net parent investment in the Combined Balance Sheets (Details) - Entertainment One Film And Television Business [Member] - USD ($) $ in Thousands	9 Months Ended	12 Months Ended
	Oct. 01, 2023	Dec. 25, 2022	Dec. 26, 2021
Related Party Transaction [Line Items]
Corporate allocations	$ 299	$ 1,008	$ 261
Share-based compensation funded by Parent	8,223	4,506	$ 3,735
Net increase in Net Parent Investment	$ 8,522	$ 5,514